EXHIBIT 32.2

                  CERTIFICATION PURSUANT TO RULE 13a-14(b) and
                           18 U.S.C. SECTION 1350, AS
                              ADOPTED PURSUANT TO
                 Section 906 of the Sarbanes-Oxley Act of 2002

     In connection with the filing by Wincroft, Inc. (the "Company") of the Annual Report on Form 10-KSB for the period ending March 31, 2005 (the "Report"), I, Danny Wettreich, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          1. The Report fully complies with the requirements of Section 13(a) and 15(d) of the Securities Exchange Act of 1934; and

          2.   The information  contained in the Report fairly presents,  in all
               material  respects,   the  financial  condition  and  results  of
               operation of the Company.

                                                        /s/ Danny Wettreich
                                                        -----------------------
                                                        Danny Wettreich
                                                        Chief Financial Officer